Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Distribution Date of:		15-Oct-02
Determined as of:		8-Oct-02
For the Monthly Period Ending:		30-Sep-02
Days in Interest Period (30/360)		30
Days in Interest Period (Actual/360)		29

		Beginning	Ending	Change
Pool Balance (Principal)		3,162,413,163.48	3,136,881,398.42	(25,531,765.06)
Excess Funding Account		0.00	0.00	0.00

Invested Amount		500,000,000.00	500,000,000.00	0.00
Class A Invested Amount		465,000,000.00	465,000,000.00	0.00
Class B Invested Amount		35,000,000.00	35,000,000.00	0.00

Principal Funding Account		186,000,000.00	232,500,000.00	46,500,000.00

Adjusted Invested Amount		314,000,000.00	267,500,000.00	(46,500,000.00)
Class A Adjusted Invested Amount		279,000,000.00	232,500,000.00	(46,500,000.00)
Class B Adjusted Invested Amount		35,000,000.00	35,000,000.00	0.00
Enhancement Invested Amount		0.00	0.00	0.00

Reserve Account		1,250,000.00	1,250,000.00	0.00

Available Cash Collateral Amount		31,400,000.00	26,750,000.00	(4,650,000.00)
Available Shared Collateral Amount		31,400,000.00	26,750,000.00	(4,650,000.00)
Spread Account		5,000,000.00	5,000,000.00	0.00

Servicing Base Amount		314,000,000.00	267,500,000.00	(46,500,000.00)

Allocation Percentages
Floating Allocation Pct		11.40%
Principal Allocation Pct		15.81%
Class A Floating Pct		90.29%
Class B Floating Pct		9.71%
Class A Principal Pct		93.00%
Class B Principal Pct		7.00%

	Trust	Series 1996-A	Class A	Class B
Allocations
Principal Collections	344,364,941.88	54,446,545.10	50,635,286.95	3,811,258.16

Finance Charge Collections	49,065,878.62	5,593,275.87	5,050,239.38	543,036.49
PFA Investment Proceeds	N/A	240,304.00	240,304.00	0.00
Reserve Account Draw	N/A	65,824.98	65,824.98	0.00
Less: Servicer Interchange		520,833.33	470,266.99	50,566.34

Available Funds		5,378,571.52	4,886,101.37	492,470.15

Monthly Investor Obligations
Monthly Interest		826,451.67	765,322.45	61,129.22
Monthly Servicing Fee		65,416.67	59,065.53	6,351.13
Defaulted Amounts	17,209,645.09	1,961,817.36	1,771,349.66	190,467.71

Total Obligations		2,853,685.70	2,595,737.64	257,948.06

Excess Spread		2,715,353.52	2,290,363.72	424,989.80
Required Amount		0.00	0.00	0.00

1 Mo. Libor Rate	1.823130%

Cash Collateral Account
Cash Collateral Fee			15,809.03
Interest on CCA Draw			0.00

Monthly Cash Collateral Fee			15,809.03

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Cash Collateral Account (continued)
Quarterly Excess Spread Percentage	8.20%
Principal Payment Rate—3 month average	11.01%
Calculated Current Month's Spread Account Cap	1.00%
Spread Account Cap Adjustment	0.00%
Applicable Spread Account Cap Percentage	1.00%
Beginning Cash Collateral Amount	31,400,000.00
Required Cash Collateral Amount	26,750,000.00
Cash Collateral Account draw	0.00
Cash Collateral Account Surplus	4,650,000.00
Beginning Spread Account Balance	5,000,000.00
Required Spread Account Amount	5,000,000.00
Required Spread Account Draw	0.00
Required Spread Account Deposit	0.00
Spread Account Surplus	0.00

Monthly Principal & Controlled Deposit Amount
Month of Accumulation	5
Controlled Accumulation Amount	46,500,000.00
Required PFA Balance	232,500,000.00
Beginning PFA Balance	186,000,000.00
Controlled Deposit Amount	46,500,000.00
Available Investor Principal Collections	56,408,362.47
Principal Shortfall	0.00
Shared Principal to Other Series	9,908,362.47
Shared Principal from Other Series	0.00
Class A Monthly Principal	46,500,000.00
Class B Monthly Principal	0.00
Monthly Principal	46,500,000.00
PFA Deposit	46,500,000.00
PFA Withdrawl	0.00
Ending PFA Balance	232,500,000.00
Principal to Investors	0.00
Ending Class A Invested Amount	465,000,000.00
Ending Class B Invested Amount	35,000,000.00

Class A Accumulation Period Length
Min 12 Month Historical Prin Pmt Rate	10.13%
Revolving Investor Interest	500,000,000.00
Class A Invested Amount	465,000,000.00
Available Principal	50,630,256.34
Class A Accumulation Period Length	10

Reserve Account
Available Reserve Account Amount	1,250,000.00
Covered Amount	306,128.98
Reserve Draw Amount	65,824.98
Portfolio Yield	10.21%
Reserve Account Factor	83.33%
Portfolio Adjusted Yield	7.94%
Reserve Account Funding Period Length	3
Reserve Account Funding Date	15-Mar-02
Weighted Average Coupon	1.98%
Required Reserve Account Amount	1,250,000.00
Reserve Account Surplus	0.00
Required Reserve Account Deposit	65,824.98
Portfolio Yield—3 month average	11.57%
Base Rate—3 month average	3.53%
(Portfolio Yield 3 mo avg)—(Base Rate 3 mo avg)	8.04%

•
Note:    For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.